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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2005

                                AMERICAN EQUITY
                        INVESTMENT LIFE HOLDING COMPANY
             (Exact Name of Registrant as Specified in its Charter)


            IOWA                        001-31911                42-1447959
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


            5000 Westown Parkway, Suite 440
                 West Des Moines, Iowa                            50266
        (Address of Principal Executive Offices)                (Zip Code)


                                 (515) 221-0002
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01     Entry into a Material Definitive Agreement.

         On March 31, 2005, American Equity Investment Life Holding Company (the "Company") entered into a Stock Sale/Purchase Agreement, effective January 1, 2005 (the "Agreement"), pursuant to which the Company acquired 100% of the outstanding shares of American Equity Investment Service Company ("AEISC") from David Noble, the Company's Chairman, Chief Executive Officer, President and Treasurer. A copy of the Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

         AEISC is an insurance agency and holds licenses in each state in which the Company's life insurance subsidiaries market annuity products. Additionally, AEISC has historically provided commission financing to the Company under a General Agency Commission and Servicing Agreement between AEISC and the Company that was approved and monitored by the Iowa Insurance Division. See footnote 8 to the Company's consolidated financial statements contained in the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2004.

         The purchase price for the shares was $2.5 million cash in the aggregate and the closing of the acquisition of the shares occurred on March 31, 2005. The Company also agreed that at the time of closing AEISC would repay a $3.0 million loan from Mr. Noble so that Mr. Noble could in turn repay a personal loan of the same amount, which was secured from an unrelated bank and loaned to AEISC to provide working capital. There was no prepayment penalty to AEISC as a result of the early pay off of the loan. The pay off was funded from AEISC's available cash and cash equivalents at the time of closing. Mr. Noble will remain liable under a personal guarantee for approximately $20 million of AEISC's indebtedness to an unrelated party.


Item 9.01     Financial Statements and Exhibits.

(c) Exhibits:


Exhibit
Number         Description
------         --------------------------------------------------------------

10.1 Stock Sale/Purchase Agreement, dated March 31, 2005, between American Equity Investment Life Holding Company, an Iowa corporation, and D.J. Noble, an individual.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 6, 2005                       AMERICAN EQUITY INVESTMENT
                                            LIFE HOLDING COMPANY



                                            By:   /s/ Wendy L. Carlson
                                                  ------------------------------
                                                  Wendy L. Carlson
                                                  Chief Financial Officer and
                                                  General Counsel






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                                 EXHIBIT INDEX

Exhibit
Number         Description
------         --------------------------------------------------------------

10.1 Stock Sale/Purchase Agreement, dated March 31, 2005, between American Equity Investment Life Holding Company, an Iowa corporation, and D.J. Noble, an individual.







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